MILESTONE TREASURY OBLIGATIONS FUND

Institutional Class (MTIXX)

Investor Class (MTOXX)

Supplement dated October 2, 2018

to the Fund's Statement of Additional Information (“SAI”) dated September 1, 2018

This Supplement updates and supersedes any contrary information contained in the Prospectuses dated September 1, 2018 of the Milestone Treasury Obligations Fund.

The section titled “Fund Summary,” subsection “Portfolio Managers” on page 3 of each prospectus has been replaced in its entirety with the following:

Portfolio Managers: CLS utilizes a team approach for management of the Fund. Marc Pfeffer, Senior Portfolio Manager of CLS, Rusty Vanneman, CFA, Chief Investment Officer of CLS, and Jackson Lee, CFA, Portfolio Manager of CLS, each serve as portfolio managers for the Fund. Mr. Pfeffer has been a portfolio manager of the Fund since its inception in January 2012. Mr. Vanneman has served as a portfolio manager of the Fund since May 2014. Mr. Lee has served as a portfolio manager of the Fund since September 2018.

The section titled “Investment Adviser,” subsection “Portfolio Managers” on page 6 of each prospectus is replaced with the following:

Marc Pfeffer joined the adviser as a Senior Portfolio Manager in August 2011. Previously, Mr. Pfeffer served as Chief Investment Officer of Milestone Capital Management, LLC (“Milestone”) since 2004. Mr. Pfeffer has over 23 years of money market fund investment experience and in addition to serving as Chief Investment Officer, was also head of the portfolio management and the research team at the predecessor Fund’s adviser. Before joining Milestone, Mr. Pfeffer was with Bear, Stearns & Co. Inc. and Goldman Sachs Asset Management (“GSAM”). At GSAM Mr. Pfeffer was responsible for managing six institutional money market portfolios which grew to over $3 billion in total assets as of November 1994. Mr. Pfeffer’s portfolio management experience and expertise encompass all aspects of institutional money market fund management, including: portfolio composition and structure; liquidity credit analysis and risk management; compliance review and monitoring; fund administration, accounting, operations and controls. Mr. Pfeffer holds a BS in Finance from the State University of New York at Buffalo, and an MBA from Fordham University.

Mr. Vanneman has been the Chief Investment Officer and a portfolio manager of CLS since September 2012. Previously, Mr. Vanneman was Chief Investment Officer and Portfolio Manager at Kobren Insight Management (KIM). Mr. Vanneman’s 11-year tenure at KIM included a five-year span during which KIM was owned by E*TRADE. At KIM, Mr. Vanneman also held positions as Managing Director, Director of Research, and Portfolio Manager for the former Kobren Insight mutual funds and the hedge fund Alumni Partners. At E*TRADE, he was the Senior Market Strategist and also served on the E*TRADE Capital Management, LLC Investment Policy Committee. Prior to joining KIM, Mr. Vanneman was a Senior Analyst at Fidelity Management and Research Company’s Strategic Advisors. Prior to that, he was a Managing Analyst for Thomson Financial’s Thomson Global Markets.

Mr. Lee joined CLS in 2014 as an Investment Research Analyst. Prior to joining CLS, Mr. Lee worked as an analyst for Orion Advisor Services, an affiliate of CLS. Mr. Lee graduated from Creighton University in Omaha with a degree in Business Administration.

This Supplement updates and supersedes any contrary information contained in the SAI of the Milestone Treasury Obligations Fund dated September 1, 2018.

The first paragraph and table under the section titled “Portfolio Managers” on page 16 of the SAI have been replaced with the following.

As of September 25, 2018, the Portfolio Managers were primarily responsible for the management of the following types of accounts:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($millions)	Pooled Investment Vehicle Accounts	Assets Managed ($millions)	Other Accounts	Assets Managed ($millions)	Total Assets Managed ($ millions)
Marc Pfeffer	4	$1,045	0	$0	2,771	$650	$1,695
Rusty Vanneman	5	$1,481	0	$0	15,292	$836	$2,317
Jackson Lee	4	$860	0	$0	3,949	$512	$1,372

The table at the bottom of page 16 of the SAI showing the dollar range of equity securities beneficially owned by the portfolio managers has been replaced with the following;

Dollar Range of Equity Securities Beneficially Owned
Marc Pfeffer	None
Rusty Vanneman	None
Jackson Lee	None

This Supplement, and the existing Prospectuses dated September 1, 2018, provide relevant information for all shareholders and should be retained for future reference. The Prospectuses have been filed with the U.S. Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-866-811-0225.

Supplement dated October 2, 2018